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                                                                    EXHIBIT 23.2

         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 2000 relating to the financial statements and financial statement schedule, which appear in Hyperion Solutions Corporation Annual Report on the Form 10-K for the year ended June 30, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 29, 2000



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